UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2007

Hungarian Telephone and Cable Corp.

(Exact name of Registrant as specified in its charter)

Delaware	1-11484	13-3652685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite 3400 Seattle, WA	98101-3034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 654-0204

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

On May 3, 2007, Hungarian Telephone and Cable Corp., a Delaware corporation (“HTCC” or the “Registrant”), filed a Current Report on Form 8-K to report the acquisition on April 27, 2007 of 100% of the shares of Matel Holdings N.V. and thereby 99.98% of Invitel Távközlési Szolgáltató ZRt. (“Invitel”). As permitted under Item 9.01 of Form 8-K, HTCC previously indicated that it would file the financial statements and pro forma financial information required under Item 9.01(a) and 9.01(b) of Form 8-K no later than the date required. This amended Current Report on Form 8-K provides the required financial information and amends Item 9.01 of the Current Report on Form 8-K filed by HTCC on May 3, 2007.

(a) Financial Statements of Businesses Acquired

The following financial information is filed as Exhibit 99.1 in this amended Current Report.

(1) Independent Auditors’ Report

(2) Audited Consolidated Balance Sheets for Matel Holdings N.V. and its consolidated subsidiaries as of December 31, 2006 and December 31, 2005

(3) Audited Consolidated Income Statements for Matel Holdings N.V. and its consolidated subsidiaries for the years ended December 31, 2006 and December 31, 2005

(4) Audited Consolidated Cash Flow Statements for Matel Holdings N.V. and its consolidated subsidiaries for the years ended December 31, 2006 and December 31, 2005

(5) Audited Consolidated Statements of Changes in Shareholders’ Equity for Matel Holdings N.V. and its consolidated subsidiaries as of December 31, 2006 and December 31, 2005

(6) Notes to Audited Consolidated Audited Financial Statements

(b) Pro Forma Financial Information

The following unaudited pro forma financial information is filed as Exhibit 99.2 in this amended Current Report.

(1) Unaudited Pro Forma Combined Balance Sheet of the Registrant and its consolidated subsidiaries and Matel Holdings N.V. and its consolidated subsidiaries as of December 31, 2006

2

(2) Unaudited Pro Forma Combined Statement of Operations for the Registrant and its consolidated subsidiaries and Matel Holdings N.V. and its consolidated subsidiaries for the year ended December 31, 2006

(3) Notes to Unaudited Pro Forma Condensed Combined Financial Information

(d) Exhibits

2.1	Sale and Purchase Agreement dated January 8, 2007, filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K for January 8, 2007 filed on January 9, 2007 and incorporated herein by reference

23	Consent of KPMG Hungaria Kft.

99.1	Audited Consolidated Financial Statements of Matel Holdings N.V. and its subsidiaries

99.2	Unaudited Pro forma Combined Condensed Financial Statements of the Registrant and its consolidated subsidiaries and Matel Holdings N.V. and its consolidated subsidiaries for the year ended December 31, 2006

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

Date: June 8, 2007	By:	/s/ Peter T. Noone
Peter T. Noone
General Counsel

4

HUNGARIAN TELEPHONE AND CABLE CORP.

Index to Exhibits

2.1	Sale and Purchase Agreement dated January 8, 2007, filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K for January 8, 2007 filed on January 9, 2007 and incorporated herein by reference

23	Consent of KPMG Hungaria Kft.

99.1	Audited Consolidated Financial Statements of Matel Holdings N.V. and its subsidiaries

99.2	Unaudited Pro Forma Combined Condensed Financial Statements of the Registrant and its consolidated subsidiaries and Matel Holdings N.V. and its consolidated subsidiaries for the year ended December 31, 2006